                                                                     EXHIBIT 4.1

     NUMBER                                                        SHARES
                                 [BRIAZZ LOGO]
BRI

                                 BRIAZZ, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                                                     CUSIP 10782M 10 4
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


   -----------------------------------------------------------------------------
          THIS CERTIFIES THAT






          is the owner of
   -----------------------------------------------------------------------------
   FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                                 BRIAZZ, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation and all amendments thereto to all of which the holder hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [SEAL]
/s/ Tracey L. Warner                                     /s/ C. W. Vivian

          SECRETARY                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:
                  MELLON INVESTOR SERVICES LLC
                                                       TRANSFER AGENT
                                                       AND REGISTRAR.

BY
                                                       AUTHORIZED SIGNATURE.
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                          UNIF GIFT MIN ACT- ____________Custodian ________
TEN ENT - as tenants by the entireties                                     (Cust)              (Minor)
JT TEN  - as joint tenants with right                                      under Uniform Gifts to Minors
          of survivorship and not as                                       Act _________________________
          tenants in common                                                          (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

__________________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________________

                                  __________________________________________________________________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                          WHATEVER.

Signature(s) Guaranteed:

_____________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.
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